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                                                                   EXHIBIT 10.38

              Summary of 2005 Named Executive Officer Compensation

         The table below shows the current annual salary and 2005 target bonus under the Tenneco Automotive Value Added Incentive Plan for the Company's Chief Executive Officer and each of the next four most highly compensated officers of the Company other than the Chief Executive Officer (based on salary and bonus received during 2004). The current salary for each of the individuals named below is unchanged from the salary that such individual received during 2004.


                Name           Current Salary              2005 Target Bonus
                ----           --------------              -----------------


Mark P. Frissora                  $751,900                      One Times
                                                                 Salary

Timothy R. Donovan                $410,429                      $273,000

Hari N. Nair                      $355,630                      $273,000

Kenneth R. Trammell               $330,211                      $223,000

Richard P. Schneider              $362,031                      $161,000